Exhibit 10(g)

           AMENDMENT TO SCHERING-PLOUGH CORPORATION
    EXECUTIVE LIFE INSURANCE PLAN SPLIT DOLLAR AGREEMENT


This Amendment is made, effective __________, 1998, between Schering-Plough Corporation (the "Corporation") and
_______________, an employee of a directly or indirectly wholly-owned subsidiary of the Corporation ("Employee").

WHEREAS, the Corporation and Employee are parties to a Schering-Plough Corporation Executive Life Insurance Plan
Split Dollar Agreement (the "Agreement");

WHEREAS, the Corporation has established a rabbi trust and has agreed to contribute to the trust assets that shall be used to pay premiums under Policy Number _____________ issued by Metropolitan Life Insurance Company at the time
Employee retires;

WHEREAS, at the time Employee retires, the Corporation has agreed to release the collateral assignment of the Policy and Employee has agreed to reassign the Policy to the trustee of the rabbi trust;

NOW, THEREFORE, in consideration of the mutual covenants and agreements described in the Agreement and Employee's continued service with the Corporation's subsidiary, the Corporation and the Employee hereby agree to amend the Agreement as follows:

1. The second paragraph of Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:
           "By the Corporation: The Corporation shall pay the balance of premiums on the Policy until the termination of this Agreement under Section 6. The Corporation may increase or decrease the scheduled premium for any year after the first year. Except as set forth below, each annual premium for the Policy following execution of this Agreement will be transferred by the Corporation to the appropriate Metropolitan account within 31 days following the corresponding anniversary date of the Policy; provided that, as soon as administratively practicable (but in no event more than 90 days) after the Employee's termination of service due to early or normal retirement, as defined under any applicable qualified pension plan maintained by the Corporation or its subsidiaries, the Corporation shall transfer an amount equal to the present value of the balance of the premiums on the Policy due under this Agreement (the "Contribution") to a rabbi trust ("Rabbi Trust"). Each annual premium for the Policy following deposit of the Contribution to the Rabbi Trust will be transferred by the trustee of the Rabbi Trust to the appropriate Metropolitan account within 31 days following the corresponding anniversary date of the Policy."
2. Section 5 shall be amended by adding the following new paragraph:

           "Concurrently with the making of the
Contribution, the Corporation shall release the Collateral Assignment Agreement and Employee shall reassign the Policy, pursuant to a collateral assignment agreement in substantially the same form, to the trustee of the Rabbi Trust. Thereafter, all references in this Agreement to the Corporation as Assignee under the Collateral Assignment Agreement shall be deemed to refer to the trustee of the Rabbi Trust, as the successor assignee of the Policy."
3.  The following proviso shall be added to the end of
Section 6 (e):
          "provided that the failure of the Corporation to make the Contribution under Section 2 of this Agreement shall not cause this Agreement to terminate;"
4. The last paragraph in Section 6 shall be deleted in its entirety and replaced with the following:
          "In the event of the termination of this Agreement, the aggregate of the advances made by the Corporation pursuant to this Agreement (including, without limitation, the Contribution) less any outstanding Policy loans received by the Corporation prior to such termination (or, if less, the net cash value in the Policy), shall become due and payable to the Corporation. Upon payment of such amount, whether from the Policy, the trustee of the Rabbi Trust, the Employee or whatever other source, the Corporation or the trustee of the Rabbi Trust, as the case may be, shall execute a release of the collateral assignment agreement and deliver such release and the Policy, if applicable, to the Owner. If the trustee is the assignee of the collateral assignment agreement, the Corporation shall give written notice to the trustee that all such amounts have been paid and instructing the trustee to execute a release and deliver such release to the Owner."

5.  The following proviso shall be added to the end of
Section 8(c), to be inserted before the period:
           "; provided that upon the Employee's termination of service due to early or normal retirement, as defined under any applicable qualified pension plan maintained by the Corporation or its subsidiaries, the Corporation shall no longer have the right to terminate this Agreement under this Section 8 (c)."
6. Except as expressly provided herein, no other amendments, modifications, or waivers are made to the Agreement. This Amendment shall be subject to and construed in accordance with the laws of the State of New Jersey.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SCHERING-PLOUGH CORPORATION            Employee


By:  _________________________
__________________



Witness:



__________________



                                                Exhibit 10(g)
       AMENDMENT TO SCHERING-PLOUGH CORPORATION
   EXECUTIVE LIFE INSURANCE PLAN SPLIT DOLLAR AGREEMENT

This Amendment is made, effective __________, 1998, between Schering-Plough Corporation (the "Corporation") and
_______________, a retired employee of a directly or indirectly wholly-owned subsidiary of the Corporation
("Employee").

WHEREAS, the Corporation and Employee are parties to a Schering-Plough Corporation Executive Life Insurance Plan
Split Dollar Agreement (the "Agreement");

WHEREAS, Employee has retired from active service with the Corporation's subsidiary;

WHEREAS, the Corporation has established rabbi trust and has agreed to contribute to the trust assets that shall be used to pay remaining premiums under Policy Number _____________ issued by Metropolitan Life Insurance;

WHEREAS, the Corporation has agreed to release the collateral assignment of the Policy and Employee has agreed to reassign the Policy to the trustee of the rabbi trust;

NOW, THEREFORE, in consideration of the mutual covenants and agreements described in the Agreement and Employee's prior service with the Corporation's subsidiary, the Corporation and the Employee hereby agree to amend the Agreement as follows:

1. The second paragraph of Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

           "By the Corporation: The Corporation shall pay the balance of premiums on the Policy until the termination of this Agreement under Section 6. The Corporation may increase or decrease the scheduled premium for any year after the first year. The Corporation shall transfer an amount equal to the present value of the balance of the premiums on the Policy due under this Agreement (the
"Contribution") to a rabbi trust ("Rabbi Trust") as soon as administratively practicable (but in no event more than 90 days) after the date hereof. Each annual premium for the Policy following deposit of the Contribution to the Rabbi
Trust will be transferred by the trustee of the Rabbi Trust to the appropriate Metropolitan account within 31 days following each corresponding anniversary date of the Policy."
2.  The following provision shall be added to the end of
Section 6 (e):

           "provided that the failure of the Corporation to make the Contribution under Section 2 of this Agreement shall not cause this Agreement to terminate;"

3. The last paragraph in Section 6 shall be deleted in its entirety and replaced with the following:

          "In the event of the termination of this Agreement, the aggregate of the advances made by the Corporation pursuant to this Agreement (including, without limitation, the Contribution) less any outstanding Policy loans received by the Corporation prior to such termination (or, if less, the net cash value in the Policy), shall become due and payable to the Corporation. Upon payment of such amount, whether from the Policy, the trustee of the Rabbi Trust, the Employee or whatever other source, the trustee of the Rabbi Trust shall execute a release of the collateral assignment agreement and deliver such release and the Policy, if applicable, to the Owner."
4. Sections 6(a), 6(c), 6(g) and 8(c) shall be deleted. Sections 6(b), 6(d), 6(e), 6(f), and 6(h) shall be renumbered as new Sections 6(a), 6(b), 6(c), 6(d), and 6(e), respectively, and all references to those sections in the Agreement shall be changed accordingly.
5. All references in the Agreement to the Corporation as Assignee under the Collateral Assignment Agreement shall be deemed to refer to the trustee of the Rabbi Trust, as the successor assignee of the Policy.
6. Except as expressly provided herein, no other amendments, modifications, or waivers are made to the Agreement. This Amendment shall be subject to and construed in accordance with the laws of the State of New Jersey.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SCHERING-PLOUGH CORPORATION          Employee


By:  _________________________
__________________


Witness:



__________________


                                              Exhibit 10(g)
           SCHERING-PLOUGH EXECUTIVE LIFE INSURANCE TRUST


      This Agreement made as of the 1st day of April, 1998, by and between Schering-Plough Corporation ("Company") and The Northern Trust Company ("Trustee");

       WHEREAS,  Company  has  adopted  the  Executive  Life
Insurance Program ("Program") as described on Appendix A.

      WHEREAS, Company intends to continue to pay life insurance premiums under the terms of such Program with respect to the individuals participating in such Program who have retired from active service with the Company and its subsidiaries ("Participants");

       WHEREAS, Company wishes to establish a trust (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until applied to pay the insurance premiums in such manner and at such times as specified in the Program;
      WHEREAS, Company wishes to establish separate accounts ("Accounts") with respect to all of the Participants in the Program;
      WHEREAS, amounts transferred to each separate Account, as determined by the Company from time to time in its sole discretion and any earnings thereon shall be used by the Trustee to satisfy the liabilities of the Company under the Program with respect to the Participants for whom such separate accounts have been established and such utilization shall be in accordance with the procedures set forth herein;
     WHEREAS, upon satisfaction of all liabilities of the Company under the Program with respect to a Participant in respect of whom a separate Account has been established, the balance, if any, remaining in such Account shall be paid to the Company in accordance with the procedures set forth herein;
     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Program as an unfunded plan maintained for the purpose of providing life insurance for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;
      WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in paying premiums under the Program;
      NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1. Establishment Of Trust

      (a) The principal of the Trust shall be the money deposited with the Trustee from time to time by the Company, and any income thereon, and the collateral assignment agreements with respect to the Participants' insurance policies (each a "Policy") as listed from time to time in Appendix B, which shall be held, administered and disposed of by Trustee as provided in this Trust Agreement.
       (b) The Trust hereby established shall be irrevocable except as otherwise provided herein.
       (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Program and this Trust Agreement shall be mere unsecured contractual rights of Participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

    (e) Company, in its sole discretion, may at any time, or from time to time, add additional Participant Accounts, update Appendix B to add collateral assignment agreements for new Participants and to delete collateral assignment agreements that have been released in accordance with
Section 2(d), and make additional deposits of cash or other property (including without limitation collateral assignment agreements) in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Participant or beneficiary shall have any right to compel such additional deposits, except as expressly agreed in writing between the Company and the Participant. Trustee shall have no duty to enforce any funding obligations of Company and the duties of Trustee shall be governed solely by the terms of this Agreement and applicable law.

    (f)  The  Company shall be responsible  for  maintaining
records  for  individual  Participant  Accounts  within  the
Trust. The Company may appoint as its agent a third-party recordkeeper (the Company, in such capacity, or such third party being hereinafter referred to as the "Recordkeeper") to carry out various recordkeeping responsibilities as indicated in this Agreement. The Company initially appoints Buck Consultants as Recordkeeper.

     (g) Except for the records dealing solely with the aggregate Trust assets, which shall be maintained by the Trustee, the Recordkeeper shall maintain all Participant records contemplated herein, including the Participants' Accounts.

      (h) The Recordkeeper shall maintain a separate Account record for each Participant under the Program. The Company shall certify to the Recordkeeper at the time of each deposit to the Trust the amount of such deposit being made in respect of each Participant under the Program and each such deposit shall be credited to the Participant's Account as of the last business day of the calendar quarter in which such deposit is made. The Trust assets shall be revalued by the Trustee as of the last business day of each calendar quarter ("Valuation Date") at current market values, as determined by the Trustee, and the Trustee shall certify the values thereof to the Company with a copy to the Recordkeeper; provided, that no value shall be attributed to the collateral assignment agreements or the underlying Policies until such time as the Trustee has the right to collect the Policy Proceeds (as defined below) of the Policy from the insurer. At such time the Company will instruct the Trustee as to the proper valuation of the collateral assignment agreements and the Policies. The Trustee may conclusively rely on determinations of the Company of valuations for the collateral assignment agreements, the Policies, and other assets of the Trust for which the
Trustee deems there to be no readily determinable market value. The Recordkeeper may conclusively rely on determinations of, and information provided by, the Company and the Trustee.

      (i) Upon a Termination Event, as defined in Section 2(d), with respect to a Participant for whom the Termination Event has occurred, the balance, if any, remaining in such Participant's Account shall be paid to the Company promptly pursuant to direction of the Company or of the Recordkeeper (who shall be directed by the Company to provide such direction to the Trustee) upon certification by the Company to the Recordkeeper and Trustee that the Company's legal liabilities under the Program have been satisfied.

Section 2. Premium Payments and Collateral Assignments

       (a) Company shall deliver to Trustee a schedule (as updated from time to time, the "Premium Schedule") that provides directions to Trustee regarding the amounts payable by the Company in respect of each Participant, the form of
payment,  and  the  time of payment of  such  amounts.   The
Premium  Schedule may be changed from time to  time  by  the
Company in accordance with the Program and the premiums required by the insurance company. Except as otherwise provided  herein,  Trustee shall make the Company's  premium payments  in  accordance  with the  then  effective  Premium
Schedule.   Company shall have sole responsibility  for  all
tax withholding filings and reports. Trustee shall withhold such amounts from distributions as Company directs and shall follow the instructions of Company with respect to remission
of   such   withheld  amounts  to  appropriate  governmental
authorities.

       (b) The entitlement of a Participant or his or her beneficiaries to benefits under the Program shall be determined by Company or such party as it shall designate under the Program, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Program.

     (c) Company may make premium payments directly to the insurance company as they become due under the terms of the Program. Company shall notify Trustee of its decision to make payment of premiums directly prior to the time amounts are payable and shall adjust the Premium Schedule accordingly. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make premium payments in accordance with the terms of the Premium Schedule, the Company shall make the balance of each such payment as it falls due or deposit the deficit amount with the Trustee prior to the time premiums are due. Trustee shall notify the Company in advance when principal and earnings are not sufficient to make a payment in accordance with the Premium Schedule.

     (d) Trustee shall not take any Policy loans as assignee of the collateral assignment agreements. Trustee shall hold each collateral assignment agreement deposited in trust until (1) all amounts payable in respect of the relevant Participant have been paid in accordance with the Premium Schedule or (2) if earlier, any other termination of the Schering-Plough Corporation Executive Life Insurance Plan Split Dollar Agreement (each, a "Split Dollar Agreement") between the Company and such Participant, in accordance with its terms (in either case, a "Termination Event"). In the case of a termination under clause (2) above, Trustee shall be entitled to rely on a written notice from the Company that such a Termination Event has occurred. Upon a Termination Event and subject to Section 7(d) hereof, the Trustee promptly shall forward to the Company any amounts received, whether from the Policy, the Participant, or whatever other source, which represent the advances made by or on behalf of the Company with respect to such Participant's Policy or any other amounts owed to the Company in accordance with the applicable Split Dollar Agreement (the "Policy Proceeds"). Upon written notice from the Company that it has received, from whatever source, the aggregate of the Policy Proceeds less any outstanding Policy loans received by the Company prior to such Termination Event (or, if less, the net cash value in the Policy), the Trustee shall release the collateral assignment agreement for such Participant's Policy and deliver such release to the owner of the Policy, as set forth in such notice.
Section 3. Trustee Responsibility Regarding Premium Payments When Company Is Insolvent.
      (a) Subject to the provisions of Section 3(b) below, the Trustee shall cease premium payments if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.
        (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.
      (1) The Board of Directors and the President and Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue premium payments.
      (2)  Unless  the Trustee has actual knowledge  of  the
Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. In no event shall actual knowledge be deemed to include knowledge of the Company's credit status held by banking officers or banking employees of The Northern Trust Company which has not been communicated to the trust department of the Trustee. If the Trustee has the duty to inquire whether the Company is
insolvent,   the   Trustee   may  appoint   an   independent
accounting, consulting or law firm to make such determination of solvency required by the Trustee under this
Section 3. In such event, the Trustee may conclusively rely upon the determination by such firm and shall be responsible only for the prudent selection of such firm. Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.
      (3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue premium payments and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights with respect to benefits due under the Program or otherwise.
     (4) Trustee shall resume premium payments in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).
       (c) Provided that there are sufficient assets, if Trustee discontinues premium payments from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due under the terms of the Program for the period of such discontinuance, less the aggregate amount of any premium payments made by Company in lieu of the payments provided for hereunder during any such period of discontinuance, all in accordance with the Premium Schedule, which shall be modified by Company as necessary to comply with the provisions of this subsection (c).

Section 4. Investment Authority.

       The Company, or one or more investment managers designated by written notice to the Trustee, shall have investment responsibility for the Trust assets (including the Collateral Assignment Agreements and underlying Policies), and Trustee shall act with respect to such assets only as directed by the Company or such designated investment managers and shall have no investment review responsibility therefor; provided that subject to investment guidelines issued by the Company, the Trustee shall have responsibility for the short-term investment of any cash balances held in the Trust. The Trustee may invest cash for short-term purposes in mutual funds, including those for which it or any of its affiliates serves as investment manager or advisor. In no event may Trustee, in the exercise of any investment responsibility delegated to it hereunder, invest in securities (including stock or rights to acquire stock) or obligations issued by Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Participants. The assets of the Trust shall be used by the Trustee to make insurance premium payments and the payments to the Company of Policy Proceeds payable to the Trustee prior to the release of the collateral assignment agreements, at such times as required pursuant to the Program, as described in
Section 2 and the Premium Schedule, and as otherwise set forth in this Trust Agreement.

Section 5. Disposition of Income.

      During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 6. Accounting by Trustee.

     Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within thirty (30) days following the close of each calendar year and within thirty (30) days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. In the absence of the filing in writing with Trustee by Company of exceptions or objections to any such written account within sixty (60) days, Company shall be deemed to have approved such account; in such case, or upon the written approval by the Company of any such account, Trustee shall be released, relieved and discharged with respect to all matters and things written in such account as though such account had been settled by the decree of a court of competent jurisdiction.

Section 7. Responsibility of Trustee.
       (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given in writing by an authorized representative of the Company, except any liability due to Trustee's gross negligence or willful misconduct. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.
       (b) Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an interest in an insurance policy, as evidenced by a collateral assignment agreement, is held as an asset of the Trust, Trustee shall have no power to name a beneficiary other than the Trust for its interest in the policy, or to assign its interest (as distinct from conversion of the policy to a different form) other than to a successor Trustee. Trustee shall act with respect to any such policy only as directed by Company, except as expressly set forth in Section 2(d).
       (c) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.
     (d) Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Policy Proceeds before such Policy Proceeds are forwarded to the Company.
    (e) Company shall indemnify and hold harmless The Northern Trust Company for any liabilities, losses, claims, suits or expenses (including reasonable attorneys' fees) incurred by Trustee with respect to holding, managing, investing, or otherwise administering the Trust or its assets or carrying out its duties hereunder, except to the extent that such liability, loss, claim, suit or expense arises from actions constituting negligence or willful misconduct by the Trustee under this Agreement. This section shall survive the termination of this Trust Agreement.

      (f) Company shall indemnify and hold harmless the Recordkeeper for any liabilities, losses, claims, suits or expenses (including reasonable attorneys' fees) incurred by the Recordkeeper with respect to its duties and obligations hereunder, except to the extent that such liability, loss, claim, suit or expense arises from actions constituting negligence or willful misconduct by the Trustee under this Agreement. This section shall survive the termination of this Trust Agreement.

Section 8. Resignation and Removal of Trustee.

       (a) The Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company or (ii) the appointment of a successor trustee.

      (b) The Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company, upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice, unless such notice period is waived in whole or in part by the Trustee, of (i) such removal and (ii) the appointment of a successor trustee.

       (c) Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Such successor trustee shall be a bank or trust company which is established under the laws of the United States or a State within the United States and which is not related, directly or indirectly, to the Company. Such appointment shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Company, and (b) a written acceptance by such a successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

       (d) If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

     (e) Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of the Trustee's accounting of the Trust property, the Trustee shall transfer and deliver the Trust's property to such successor. Under no circumstances shall the Trustee transfer or deliver the Trust's property to any successor which is not a bank or trust company as herein above defined.

       (f) Upon a Change of Control, as defined herein, neither the Trustee nor the Recordkeeper may be removed by Company for three (3) years. If Trustee or Recordkeeper resigns within such three year period, Company shall apply to a court of competent jurisdiction for the appointment of a successor Trustee or Recordkeeper or for other instructions.

      (g) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

     (h) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 9 hereof, by the effective date of resignation or removal under paragraph(s)
(a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All reasonable expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

Section 9. Appointment of Successor.
     (a) If Trustee resigns or is removed in accordance with
Section 8(a) or 8(b) hereof, Company may appoint any third party bank or trust company that is granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

      (b) If Trustee resigns or is removed pursuant to the provisions of Section 8(e) hereof and selects a successor Trustee, Trustee may appoint any third party bank or trust company that is granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

Section 10. Amendment or Termination.

       (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company; provided, however, upon a Change of Control (as defined herein) no amendment may be made to this Trust Agreement without the express written consent of eighty percent (80%) in interest of the affected Participants, which consent shall be determined by the Company on the basis of the records maintained by the Recordkeeper. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Program or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

      (b) The Trust shall not terminate until the date on which the Trust holds no collateral assignment agreements or any other interest in any Policy pursuant to the terms of the Program. Upon termination of the Trust, any assets remaining in the Trust shall be returned to Company.
Section 11. Miscellaneous.
     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

       (b) Premium payments under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.
      (c)  This  Trust  Agreement shall be governed  by  and
construed  in accordance with the laws of the State  of  New
Jersey.
     (d) The following defined terms used in this Trust Agreement shall have the meanings indicated:
                         (1) "Change of Control" shall mean:
         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of securities of the Company where such acquisition causes such Person to own 20% or more of either
(A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i) the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph (iii) of this paragraph (1); and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (A) or (B) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; or

         (ii)  Individuals  who,  as  of  the  date  hereof,
constitute  the  Board  of Directors  of  the  Company  (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board, or

        (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

         (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
                (2) The term "affiliated company" shall mean
any  company  controlled  by, controlling  or  under  common control with the Company.
           (e) Company shall immediately notify Trustee and Recordkeeper of any Change of Control. Trustee and
Recordkeeper may conclusively rely upon such notice and shall have no duty to determine whether a Change of Control has occurred.

Section 12. Effective Date

         The effective date of this Trust Agreement shall be April 1, 1998.

Section 13. Counterparts

        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one Agreement.
      IN WITNESS WHEREOF, the Schering-Plough Executive Life Insurance Trust is executed on behalf of the Company and the Trustee as of the 1st day of April, 1998.
Schering-Plough Corporation


_______________________________

Authorized Officer
ATTEST:

________________________________
Secretary


The Northern Trust Company


_______________________________

Authorized Officer
ATTEST:

________________________________
         Secretary
Accepted and agreed to solely in its capacity as
Recordkeeper hereunder.
Buck Consultants
_______________________________

Authorized Officer

                                                       APPENDIX A
             EXECUTIVE LIFE INSURANCE PROGRAM

Plan Design - Pre- and post-retirement life insurance coverage with equity build-up that participant controls following plan maturity.

Plan Maturity - All policies mature (i.e., company premium payments cease) at the later of participant reaching age 65 or 15 years after participant's policy is issued.

Plan  Carrier  -  All  policies are issued by  Metropolitan
Life Insurance Company.

Before Plan Maturity
         Death Benefit
- Participants have a choice of selecting an individual policy on themselves or a second-to-die policy that insures both participant and participant's spouse. The death benefit on an individual policy is paid to participant's named beneficiary upon participant's death. This type of contract is designed for those individuals who have a need for cash liquidity for their survivors.
- A second-to-die policy pays a death benefit upon the second death of the individuals insured. This type of contract is used mostly in an estate planning situation where cash liquidity is needed to offset final estate taxes.

-   Participants  also  have  the  option  of purchasing
additional   coverage  equal  to  50%  of  their  Schering-
Plough sponsored coverage at their own expense.

Premiums
-        The company pays the majority of the annual premium.

- Participants pay a small annual term premium to plan maturity. Payments are handled as follows:

      -      If  participant owns the policy, participant's
term contribution is paid by     payroll withholding.

     - If a trust or other third party owns the policy, the policy owner pays the term contribution by check at the beginning of each policy year.

Policy Cash Values
- Cash values accumulate based on premium payments, interest credited, and mortality charged.

- The credited interest rate is reviewed and adjusted annually by the insurance company.
At or After Plan Maturity
      Death Benefit
- The design of the program is to provide an endowed death benefit at age 95. The amount of the death benefit will equal the amount participant had before plan maturity.

-       Cash  withdrawals or policy loans will reduce  the
death benefit  and  could   cause participant to  outlive  his  or
her coverage.

-       Coverage after plan maturity is not guaranteed.

Policy Cash Values
- The company recovers its premium payments at plan maturity.

- The design of the program is that the cash value at plan maturity will be sufficient to absorb future mortality charges and provide a fixed death benefit through age 95.

Premiums
- The company makes no further premium payments after plan maturity.

General Information
- Terminations, other than for retirement or disability, before maturity - The company recovers its premium payments and discontinues any future payments. Participant or participant's trust still owns the policy and can either cancel it or arrange with the carrier for the particular continuation of coverage options he or she desires.



                                               APPENDIX B

                    COLLATERAL ASSIGNMENT AGREEMENTS


                                             Exhibit 10(g)

                    COLLATERAL ASSIGNMENT AGREEMENT

A. For value received, the undersigned (the "Policyowner"), as owner of Policy Number _________ (the "Policy") issued by Metropolitan Life Insurance Company (the "Insurer"), hereby assigns, sets over and transfers the Policy from Schering-Plough Corporation ("SPC") to The Northern Trust Company, as trustee under the Schering-Plough Executive Life Insurance Trust established April 1, 1998 (the "Trust"), as collateral security for those liabilities as may arise under the terms of the Split Dollar Agreement between the Policyowner (or its assignor) and SPC dated as of , 199_ (as amended from time to time, the "Split Dollar Agreement"), subject to the terms and conditions in the Policy and the Trust and to all superior liens, if any, which the Insurer has or may have against the Policy.

B. The collateral assignment being made pursuant to this Agreement is solely for the purpose of assuring the Assignee, on behalf of SPC, of payment of the liabilities under the terms of the Split Dollar Agreement.

C. The Policyowner and the Assignee expressly agree, without detracting from the generality of the foregoing, that the following rights are included in this assignment and pass to the Assignee by virtue hereof:

          1. The sole right to collect the net proceeds of the Policy from the Insurer when the Policy becomes a claim by death or maturity.

          2. The sole right to surrender the Policy and receive the cash surrender value thereof pursuant to the policy provisions.

          3. The sole right to obtain one or more loans or advances on the Policy, and to pledge or assign the Policy as security for such loans or advance.

          4.        The right to assign, sell or convey the
Policy, subject to the interest of the Policyowner.

D. The Policyowner and the Assignee expressly agree that as long as the Policy has not been surrendered, the following rights are reserved by the Policyowner and excluded from this assignment, and do not pass by virtue hereof:

           1. The sole right to designate and change the beneficiary.

           2. The sole right to elect any Optional Mode of Settlement permitted by the Policy or permitted by the Insurer.

           3.     The right to assign, sell or convey the
Policy, subject to the interest of the  assignee.

E.        The Assignee covenants and agrees with the
Policyowner:

          1.      That amounts which are paid to the
Assignee by the Insurer pursuant to the terms of the Policy and this Agreement and which are remaining after payment of the then existing liabilities of the Policyowner under the Split Dollar Agreement shall be paid by the Assignee to the persons entitled thereto under the Policy had this Agreement not been executed.

            2.      That the Assignee will not exercise
either the right to surrender or withdraw from the Policy or the right to obtain Policy loans from the Insurer unless and until there has been a default in any of the liabilities under the Split Dollar Agreement, failure by the Policyowner to pay a premium when due, or the occurrence of any event under the Split Dollar Agreement which calls for the Assignee to recover amounts to which the Assignee is entitled under the Policy. In any event, the Assignee shall not exercise any of its rights under the Policy until 20 days after the Assignee shall have mailed, by first class mail, to the Policyowner at the address last supplied to the Assignee specifically referring to this assignment, notice of intention to exercise such right.

Upon the full payment of all liabilities under the Split
Dollar Agreement by the Policyowner, the Assignee shall execute an appropriate instrument of release of this assignment.

The Insurer shall be fully protected and discharged from further obligation by paying in reliance upon the terms of the Policy and/or the terms of this assignment. The
Insurer shall not be bound by the terms of the Split
Dollar Agreement and may rely on any written assurance concerning such Agreement provided to the Insurer by the Policyowner or the Assignee. Any conflicts between this assignment and any other agreement, with respect to the rights of the Assignee under the Policy, shall be solved in accordance with the terms of this assignment.


Date:__________

_________________________

Policyowner


_________________________

Name (typed or printed)


_________________________

Address


_________________________